UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 18, 2012 (May 17, 2012)

NETWORK CN INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30264	90-0370486
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Room 2120 and 2122, Leighton Centre,
77 Leighton Road, Causeway Bay, Hong Kong
(Address of principal executive offices)

(852) 2833-2186
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On May 17, 2012, the Board of Directors of Network CN, Inc. (the “Company”) authorized the dismissal of Baker Tilly Hong Kong Limited (“BTHK”) as the Company’s independent auditor, effective immediately. The audit reports of BTHK on the financial statements of the Company as of and for the years ended December 31, 2011 and December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2011 and 2010, and through BTHK’s dismissal on May 17, 2012, there were: (i) no disagreements between the Company and BTHK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BTHK, would have caused BTHK to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events of the type set forth in paragraphs (A) through (D) of  Item 304(a)(1)(v) of Regulation S-K. The Company has provided BTHK a copy of this disclosure and has requested that BTHK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BTHK agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K. and, if not, stating the respect in which it does not agree. A copy of the letter dated May 18, 2012, furnished by BTHK in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with BTHK’s departure as the Company’s independent auditor, on May 17, 2012, the Board of Directors of the Company approved the appointment of Hong Kong Great Wall Certified Public Accountants Limited (“HKGW”) as the Company’s independent auditor.

During the Company’s two most recent fiscal years ended December 31, 2011 and 2010 and through HKGW’s appointment on May 17, 2012, neither the Company nor anyone acting on its behalf consult with HKGW with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and HKGW did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement or any reportable events as defined and set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
Exhibit	Description
16.1	Letter of Baker Tilly Hong Kong Limited, dated May 18, 2012

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2012

NETWORK CN INC.

By:	/s/ Earnest Leung
Earnest Leung
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
16.1	Letter of Baker Tilly Hong Kong Limited, dated May 18, 2012